J.P. MORGAN 37th Annual Healthcare Conference Horizon Pharma plc Timothy P. Walbert Chairman, President and Chief Executive Officer January 8, 2019 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements, including, but not limited to, statements related to expected growth in net sales of certain medicines, estimated peak annual net sales of certain medicines and medicine candidates; expected financial performance in future periods; expected timing of clinical trials and regulatory submissions and decisions; expected expansion of investment in Horizon Pharma’s rare disease medicine pipeline and marketing of KRYSTEXXA and the impact thereof; potential corporate milestones and the timing thereof; potential market opportunity for Horizon Pharma’s medicines in approved and potential additional indications; and business and other statements that are not historical facts. These forward-looking statements are based on Horizon Pharma's current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks that Horizon Pharma’s actual full-year 2018, future financial and operating results may differ from its expectations or goals; Horizon Pharma’s ability to grow net sales from existing products; the availability of coverage and adequate reimbursement and pricing from government and third-party payers; risks relating to Horizon Pharma’s ability to successfully implement its business strategies; risks inherent in developing novel medicine candidates, such as teprotumumab, and existing medicines for new indications; risks related to acquisition integration and achieving projected benefits; risks associated with regulatory approvals; risks in the ability to recruit, train and retain qualified personnel; competition, including potential generic competition; the ability to protect intellectual property and defend patents; regulatory obligations and oversight, including any changes in the legal and regulatory environment in which Horizon Pharma operates and those risks detailed from time-to-time under the caption "Risk Factors" and elsewhere in Horizon Pharma's filings and reports with the U.S. Securities and Exchange Commission. Horizon Pharma undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information.

Agenda Executing on Our Strategic Growth Objectives 1 2 3 4 Our Pipeline Programs: Teprotumumab, KRYSTEXXA and Uncontrolled Gout KRYSTEXXA: Our On-Market Growth Driver Key Takeaways

Our Aspiration Be a leading rare disease biopharma company Delivering innovative therapies to patients Generating high returns for shareholders

Advancing Our Unique Biopharma Model Our Foundation is Commercial Execution; The Future is Our Pipeline TRADITIONAL BIOTECH: Conduct development program(s) using R&D expertise Obtain multiple financings with significant cash burn If successful, either sell or hire marketing expertise HORIZON PHARMA: A Rare Disease Biopharma Company 1 3 2 4 Expand pipeline through internal development, licensing and acquisitions 2017 and beyond Build solid financial position Optimize growth trajectory through commercial expertise Establish commercial portfolio 2011-2016

Orphan and Rheumatology Segment Driving Sustainable Long-term Net Sales Growth Durable base of rare disease medicines Expectation for significant peak sales for KRYSTEXXA and teprotumumab Potential upside with future pipeline assets KRYSTEXXA >$750M(1) KRYSTEXXA Teprotumumab >$750M(1) Note: 2018E for illustrative purposes only. Teprotumumab is an investigational candidate and its safety and efficacy have not been established. (1) Horizon Pharma peak sales estimate for U.S. net sales only.

We Are Building Momentum Significant Progress Executing Our Strategy Building a Robust and Differentiated Pipeline Developing a Leading R&D Organization Maximizing KRYSTEXXA Growth

Executing on Teprotumumab Phase 3 Data Read-Out Now Expected by End of Q1 2019 Potential U.S. Peak Net Sales >$750M(1) Building Our Pipeline Completed Phase 3 trial enrollment ahead of schedule Tracking to a mid-2019 BLA submission Presented 72-week Phase 2 data that demonstrated durability of response Investing in commercial launch activities in anticipation of 2020 approval Expected Phase 3 data read-out by end of Q1 2019 (1) Horizon Pharma peak net sales estimate. BLA: Biologic License Application. Teprotumumab is an investigational candidate and its safety and efficacy have not been established.

Advancing Our Gout R&D Programs to Sustain Our Leadership Executing on our strategy to maximize value of KRYSTEXXA Progressing with next-generation biologic programs for uncontrolled gout Encouraged by KRYSTEXXA plus methotrexate external case series demonstrating nine of nine patients achieved response Added collaboration with HemoShear to discover new gout therapies Adapting our KRYSTEXXA plus methotrexate MIRROR immunomodulation trial to support potential for registration Building Our Pipeline

Transformed Our R&D Leadership Team to Add Scientific Expertise Leading R&D Organization Head of External Research and Development to assess acquisition and licensing opportunities Expanded the R&D organization to significantly enhance its capabilities and enhance our business development process Rare Disease / Rheumatology Therapeutic Area Heads to maximize KRYSTEXXA and execute on teprotumumab clinical development Head of Development Sciences to bolster new and innovative scientific capabilities

Driving Toward Our >$750M Peak Net Sales Estimate for KRYSTEXXA(1) Doubled our commercial team and addressable patient population and continue to invest in commercial infrastructure Existing account vial growth increased 30% year-over-year(2) Opened more than 450 new accounts through Sept. 30, 2018, up 25 percent versus year-end 2017 Generating significant interest in KRYSTEXXA by nephrologists Maximizing KRYSTEXXA Growth (1) Horizon Pharma estimate for U.S. net sales only. (2) Year-to-date Sept. 30, 2018 vs. year-to-date Sept. 30, 2017. 1 Expecting double-digit KRYSTEXXA net sales growth in 2019(1) Expecting >65% net sales growth for 2018(1)

Becoming a Leading Rare Disease Biopharma Company

Executing on Our Strategy

- **Building a robust pipeline of rare disease medicines**
- **Building a leading R&D function**
- **Maximizing KRYSTEXXA to enhance our leadership in uncontrolled gout**

Made Significant Progress in 2018

- **Teprotumumab:** Fully enrolled Phase 3 trial and initiated commercial launch activities
- **Uncontrolled gout R&D programs:** Advancing immunomodulation strategy
- **Transformed R&D organization:** Addition of scientific leadership team
- **KRYSTEXXA:** Doubled commercial team and addressable patient population to significantly accelerate vial growth

Leveraging Our Momentum in 2019+

- **Advancing toward peak net sales expectations:**
  - **KRYSTEXXA:** >$750M(1)
  - **Teprotumumab:** >$750M(1)
- **Potential upside with future pipeline assets**

(1) Horizon Pharma peak sales estimate for U.S. net sales only.
Teprotumumab is an investigational candidate and its safety and efficacy have not been established.

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Our Rare Disease Pipeline BUILT WITH PURPOSE

Building a Robust Rare Disease Pipeline

MEDICINE / CANDIDATE	DESCRIPTION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	PHASE 3b / 4
KRYSTEXXA®	Immunomodulation Studies: • MIRROR: KRYSTEXXA + methotrexate • RECIPE*: KRYSTEXXA + mycophenolate mofetil • TRIPLE*: KRYSTEXXA + azathioprine					
HZN-001 (teprotumumab)[1]	• OPTIC trial: Phase 3 • OPTIC-X trial: Phase 3 extension					
HZN-003	• Optimized uricase and optimized PEGylation for uncontrolled gout					
PASylated Uricase[2]	• Optimized uricase and PASylation for uncontrolled gout					
HemoShear Gout Discovery Collaboration	• Exploration of novel approaches to treating gout					

***Investigator-initiated trial**

(1) Teprotumumab is a fully human monoclonal antibody (mAb) IGF-1R inhibitor in development for moderate-to-severe thyroid eye disease (TED).
(2) Being developed under a collaboration agreement.
MIRROR: **M**ethotrexate to **I**ncrease **R**esponse **R**ates in Patients with Uncontrolled G**O**ut **R**eceiving KRYSTEXXA.
RECIPE: **RE**du**C**ing **I**mmunogenicity to **P**egloticas**E**.
TRIPLE: **T**olerization **R**educes **I**ntolerance to **P**egloticase and Prolongs the Urate **L**owering **E**ffect.
OPTIC: Treatment of Graves' **O**rbitopathy (Thyroid Eye Disease) to Reduce **P**roptosis with **T**eprotumumab **I**nfusions in a Randomized, Placebo-Controlled, **C**linical Study.
Teprotumumab is an investigational candidate and its safety and efficacy have not been established.

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Teprotumumab MEANINGFUL GROWTH OPPORTUNITY IN AN AREA OF SIGNIFICANT UNMET NEED

Teprotumumab Exemplifies Our Pipeline Strategy Building a Pipeline for Sustainable Long-Term Growth Teprotumumab meets ALL pipeline candidate criteria and has potential to be first FDA-approved therapy for thyroid eye disease PIPELINE CANDIDATE CRITERIA TEPROTUMUMAB Teprotumumab is an investigational candidate and its safety and efficacy have not been established. High unmet need with preference for rare diseases Compelling clinical trial data or proof of concept Key regulatory designations Durable Intellectual Property No FDA-approved therapies exist for thyroid eye disease Standard of care proven ineffective; safety concerns Surgery is invasive, complex and often ineffective Impressive Phase 2 results published in The New England Journal of Medicine Phase 3 trial underway; enrollment completed ahead of schedule U.S. Orphan, Fast-Track and Breakthrough Therapy 12-year biologic exclusivity

Thyroid Eye Disease (TED) Debilitating autoimmune inflammatory disease of the eye Associated with Graves’ Disease, but TED is a separate and distinct disease Impacts more women than men; typically happens mid-life; smoking worsens severity Orbital Inflammation & Swelling Corneal Ulceration Corneal Ulceration Proptosis Begins as treatable active TED and progresses to inactive TED Inflammation behind the eye causes proptosis (bulging of the eyes) Over time turns fibrotic, causing permanent structural damage Proptosis causes multiple conditions such as diplopia (double vision), strabismus (misalignment), compressed optic nerve (can be sight threatening), ulcerations, pain; can be disfiguring and emotionally debilitating

Patients Living with TED Have Significant Challenges Living a Normal Life “My social life has basically been non-existent since the bulging started.” “You would think, ‘Oh, not being able to close your eye, that's not a big deal,’ but it was a big deal. It was so easy to irritate. I had to wear sunglasses to sleep; it felt like I was in a stupor.” “TED has robbed me of a normal life and my looks. I don’t know how much more I can take.” “My colleagues know about the condition but it’s difficult talking to an acquaintance about it, or someone I just met…it can be kind of embarrassing.” Source: Horizon Pharma market research and patient interviews. Proptosis Corneal Ulceration Diplopia (Double Vision) Requires Night Protection

Do not reverse underlying alterations of orbital tissue Do not reverse proptosis or diplopia Significant side effects Current Treatment Approach: Steroids An Unmet Need Exists Active TED: Current Approaches are Suboptimal Pathogenic Mechanisms of Disease Not Targeted No disease modifying medication available Many U.S. physicians “watch and wait” for active phase to end Significant need for a treatment that can prevent the progression of the disease and the need for multiple corrective surgeries

Inactive TED: Surgery Becomes Only Option Surgery becomes only option(1) Complex with mixed results Often requires multiple surgeries per eye because accumulation of fibrotic tissue complicates operations Tens of thousands of dollars per surgery While corrective for some, can result in permanent eye misalignment, double vision, lazy eye or blindness Exposing Orbit Removing Bone Removing Tissue and Fat (1) Surgical treatment can include decompression surgery, eyelid surgery and corrective vision surgery. Once TED becomes inactive, long-term damage is done

Mechanism of Action of Teprotumumab for TED



INFLAMMATION
B-CELL
IGF-1R & TSHR AUTOANTIBODIES
T-CELL
ORBITAL FIBROBLAST
PROLIFERATION AND DIFFERENTIATION
ORBITAL TISSUE AND MUSCLE EXPANSION
ORBITAL FAT CELLS EXPAND

TED Pathology

- The body **attacks its own orbital cells which overexpress IGF-1R**
- The IGF-1R and TSHR are linked and **form a signaling complex**
- This leads to severe inflammation and **expansion of tissue,** muscle and fat cells behind the eye
- **Causes proptosis** (bulging of the eyes) and optic nerve compression



B-CELL
IGF-1R & TSHR AUTOANTIBODIES
ORBITAL FIBROBLAST
TEPROTUMUMAB

Teprotumumab Mechanism of Action[1]

- Fully human monoclonal antibody inhibitor of IGF-1R
- **Blocks IGF-1R** and **turns off signaling complex at the source** of the disease
- Intended to **reduce inflammation** and **prevent excessive cell growth behind the eye**

(1) Smith TJ and Hedegus L. N Engl J Med 2016;375:1552-65.
IGF-1R: Insulin-like growth factor-1 receptor. TSHR: Thyroid stimulating hormone receptor.
Teprotumumab is an investigational candidate and its safety and efficacy have not been established.

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Breakthrough Pivotal Phase 2 Trial Results Demonstrated Proptosis Improvement


Teprotumumab (N=42)
Placebo (N=45)
Responders at Week 24 (%)
100%
75%
50%
25%
0%
p<0.001
69.0%
20.0%
p<0.001
71.4%
20.0%
Primary Endpoint(1)
Proptosis


The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

Teprotumumab for Thyroid-Associated Ophthalmopathy

"In conclusion, a 24-week course of teprotumumab therapy provided clinical benefit in patients with active, moderate-to-severe thyroid-associated ophthalmopathy by reducing proptosis and the Clinical Activity Score and by improving the patients' quality of life."[2]

Source: Smith TJ, et al. N Engl J Med 2017;376:1748-61.
(1) Primary endpoint is a composite endpoint defined as a ≥2 point reduction in CAS and a ≥2 mm reduction in proptosis.
(2) Smith TJ, et al. N Engl J Med 2017;376:1748-61.
Clinical Activity Score (CAS): A 7-point scale that measures change in orbital inflammation and pain.
Thyroid-associated opthalmopathy is also known as thyroid eye disease.
Teprotumumab is an investigational candidate and its safety and efficacy have not been established.

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24-Week Treatment Period Primary endpoint at Week 24 Proptosis responder rate defined as percentage of participants with >2 mm reduction By end of Q1 2019 Top-line data Mid 2019 BLA submission 2020 Potential FDA approval(1) Confirmatory Phase 3 Clinical Trial Now Expect Phase 3 Top-line Data Read-out by End of Q1 2019 Estimated Milestones Enrollment criteria are the same Majority of 13 trial sites are the same Primary endpoint is proptosis (objective, measurable, agreed upon by FDA) Teprotumumab 8 infusions: 1 every three weeks Placebo 8 infusions: 1 every three weeks (1) Assuming positive data and assuming priority review given breakthrough and fast-track designations. BLA: Biologic License Application. Teprotumumab is an investigational candidate and its safety and efficacy have not been established. Phase 2 vs. Phase 3

Expected Annual Addressable TED Population

U.S. Peak Net Sales Potential of >$750M[1]

ANNUAL U.S. TREATABLE POPULATION

- 15,000 to 20,000 patients eligible for treatment[2]
- Active disease lasts up to 3 years

EPIDEMIOLOGY

Bottoms-up market model uses patient-level data

- 10+ years worth of data
- Hospital admissions, insurance claims

Literature informative; however

- Limited data
- Varies widely

U.S. PEAK NET SALES POTENTIAL OF >$750M[1]

- No FDA-approved therapies exist
- Current treatment paradigm is suboptimal
- Teprotumumab is potentially disease modifying[3]

(1) Horizon Pharma estimate for U.S. net sales only.
(2) Company analysis of claims data and market research.
(3) Smith TJ, et al. N Engl J Med 2017;376:1748-61.
Teprotumumab is an investigational candidate and its safety and efficacy have not been established.

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Gout R&D Programs Enhancing our Leadership in Uncontrolled Gout

Exploring Ways to Improve KRYSTEXXA Response Rate

Immunomodulation Studies Underway

MIRROR	RECIPE	TRIPLE
• Company-sponsored trial • KRYSTEXXA plus methotrexate • Trial being adapted to support potential for registration • Methotrexate is the most commonly used immunomodulator by rheumatologists	• Investigator-initiated trial • KRYSTEXXA plus mycophenolate mofetil (MMF) • Commonly used immunomodulator	• Investigator-initiated trial • KRYSTEXXA plus azathioprine • Commonly used immunomodulator

Encouraged by external case series demonstrating nine of nine patients achieved full response by combining KRYSTEXXA with methotrexate

MIRROR: Methotrexate to Increase Response Rates in Patients with Uncontrolled GOut Receiving KRYSTEXXA.
RECIPE: REduCing Immunogenicity to PegloticasE.
TRIPLE: Tolerization Reduces Intolerance to Pegloticase and Prolongs the Urate Lowering Effect.

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New Programs to Build on Our Market Leadership Position in Uncontrolled Gout HZN-003 PASylated Uricase HemoShear Collaboration Optimized uricase and optimized PEGylation for uncontrolled gout Potency allowing for subcutaneous dosing Optimized uricase and PASylation for uncontrolled gout PASylation as a new approach to increasing half-life and reduce immunogenicity Potency allowing for subcutaneous dosing Strong capability to identify and validate novel biological targets Exploring novel approaches to treating gout Next-generation Uncontrolled Gout Programs Potential to improve response rate, duration of treatment and provide more convenient administration through subcutaneous dosing Novel Gout Discovery Program

KRYSTEXXA Flagship Medicine with Significant Growth Potential

KRYSTEXXA is the Only Medicine Approved for Uncontrolled Gout(1); Rapidly Reverses Disease Progression(2) Before and After 5 Months of KRYSTEXXA KRYSTEXXA of patients had complete response defined as reduced serum uric acid(2)(3) 42% of KRYSTEXXA patients had complete resolution of tophi(4) 45% (1) Uncontrolled gout is defined as chronic gout that is refractory to conventional therapies. Addressable U.S. population of 100,000. (2) Sundy JS, Baraf HSB, Yood RA, et al. Efficacy and Tolerability of Pegloticase for the Treatment of Chronic Gout in Patients Refractory to Conventional Treatment: Two Randomized Controlled Trials. JAMA. 2011; 306(7):711-720. (3) Complete response defined as serum uric acid levels <6mg/DL and maintained for duration of therapy. (4) Baraf H, et al. Arthritis Res Ther: 2013; 15:R137.

KRYSTEXXA: Differentiated Mechanism of Action in Uncontrolled Gout

Unlike other gout medicines, KRYSTEXXA **converts** urate, the source of uric acid crystals, into a water-soluble substance, allantoin

Only ~10% of uric acid filtered through the kidney is excreted[1]

The body can **rapidly and easily eliminate nearly all allantoin**

Current oral urate-lowering therapies target patients' sUA levels by addressing the over production or under excretion of uric acid


KRYSTEXXA
Urate
Allantoin

Renal excretion of allantoin is up to 10x more efficient than excretion of uric acid[2]

(1) Terkeltaub R, Bushinsky DA, Becker MA. Arthritis Res Ther. 2006;8 (suppl 1):S4.
(2) McDonagh EM, Thorn CF, Callaghan JT, Altman RB, Klein TE. Pharmacogenet Genomics. 2014;24(9):464-476.
sUA: serum uric acid.

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The KRYSTEXXA Story Exemplifies Our Commercial Execution Next, we MAXIMIZE the value of our medicines through new markets and collaborative research >2x pre-acquisition net sales 40% YOY vial growth Expanded addressable patient population to 100K(1) >65% FY ‘18 expected net sales growth(1) >4x pre-acquisition net sales(1) Expect double-digit growth in 2019(1) >$750M estimated peak annual sales(1) Working to enhance response rate Under-resourced and poorly marketed prior to acquisition We then OPTIMIZE the growth trajectory of our acquired medicines through focused commercial execution We ACQUIRE under-appreciated medicines through our uniquely strong in-house business development capability (1) Horizon Pharma estimate. YOY: year over year. 2016 2017 2018+ 31

Three Pillars of KRYSTEXXA Growth Net Sales (in millions) Vials Sold Per Quarter Quarterly Vials Sold (2) FUTURE PAST PRESENT (1) Horizon Pharma estimate. (2) Typical seasonality Q4 to Q1. Accelerating KRYSTEXXA Growth Double-digit KRYSTEXXA Net Sales Growth Expected in 2019(1) Growth in existing rheumatology accounts Growth in new rheumatology accounts Accelerating nephrology growth (2)

Building on Our Momentum

2018 Progress and Potential Future Catalysts

2018	2019	2020 and Beyond
☑ RAVICTI sNDA submission for birth to two months	☐ Teprotumumab Phase 3 trial data by end of Q1	☐ Teprotumumab BLA decision and launch[(1)]
☑ KRYSTEXXA RECIPE trial start	☐ Begin adapted KRYSTEXXA MIRROR trial in Q2	☐ KRYSTEXXA MIRROR registration trial data and submission
☑ KRYSTEXXA TRIPLE trial immunomodulation arm start	☐ Teprotumumab BLA submission mid-2019[(1)]	☐ HZN-003 (optimized uricase and optimized PEGylation for uncontrolled gout) Phase 1 trial start
☑ Teprotumumab Phase 3 enrollment completed	☐ PASylated uricase lead candidate decision	☐ PASylated uricase Phase 1 trial start for uncontrolled gout
☑ KRYSTEXXA MIRROR trial start		☐ HemoShear lead candidate decision
☑ RAVICTI sNDA approval for birth to two months		☐ Teprotumumab long-term data

☑ Milestone met

(1) Assuming positive data and assuming priority review given breakthrough and fast-track designations.
Teprotumumab is an investigational candidate and its safety and efficacy have not been established.
MIRROR: **M**ethotrexate to **I**ncrease **R**esponse **R**ates in Patients with Uncontrolled G**O**ut **R**eceiving KRYSTEXXA.
RECIPE: **RE**du**C**ing **I**mmunogenicity to **P**egloticas**E**.
TRIPLE: **T**olerization **R**educes **I**ntolerance to **P**egloticase and Prolongs the Urate **L**owering **E**ffect.
sNDA: Supplemental New Drug Application.

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Strong Balance Sheet Supports Our Strategy >$950M Cash and Cash Equivalents Estimated at Dec. 31, 2018(1) Strong Cash Balance and Net Debt Position Disciplined Approach to Debt Strong cash position with an estimated >$950M of cash and cash equivalents at Dec. 31,2018(1) Earliest maturity is 2022 and is for the $400 million convertible note with a strike price of $28.66 Since 2016, lowered interest rate on term loans by ~125 basis points, saving more than $10M in annual interest expense Note: Net debt is a non-GAAP measure; see reconciliation slides at the end of the presentation for a reconciliation of GAAP to non-GAAP measures. (1) Horizon Pharma estimate. Includes $35 million of cash received from the Dec. 28, 2018, sale of the ex-North American and Japan rights of RAVICTI and AMMONAPS. Managing debt and leverage efficiently; generating strong cash flow

Becoming a Leading Rare Disease Biopharma Company

Executing on Our Strategy

- **Building a robust pipeline of rare disease medicines**
- **Building a leading R&D function**
- **Maximizing KRYSTEXXA to enhance our leadership in uncontrolled gout**

Made Significant Progress in 2018

- **Teprotumumab:** Fully enrolled Phase 3 trial and initiated commercial launch activities
- **Uncontrolled gout R&D programs:** Advancing immunomodulation strategy
- **Transformed R&D organization:** Addition of scientific leadership team
- **KRYSTEXXA:** Doubled commercial team and addressable patient population to significantly accelerate vial growth

Leveraging Our Momentum in 2019+

- **Advancing toward peak net sales expectations:**
  - **KRYSTEXXA:** >$750M(1)
  - **Teprotumumab:** >$750M(1)
- **Potential upside with future pipeline assets**

(1) Horizon Pharma peak sales estimate for U.S. net sales only.
Teprotumumab is an investigational candidate and its safety and efficacy have not been established.

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J.P. MORGAN 37th Annual Healthcare Conference Horizon Pharma plc Timothy P. Walbert Chairman, President and Chief Executive Officer January 8, 2019

RECONCILIATIONS OF GAAP to Non-gaap measures

Note Regarding Use of Non-GAAP Financial Measures EBITDA, or earnings before interest, taxes, depreciation and amortization, and adjusted EBITDA are used and provided by Horizon Pharma as non-GAAP financial measures. Horizon Pharma provides certain other financial measures such as non-GAAP net income, non-GAAP diluted earnings per share, non-GAAP gross profit and gross profit ratio, non-GAAP operating expenses, non-GAAP operating income, non-GAAP tax rate, non-GAAP operating cash flow and net debt, each of which include adjustments to GAAP figures. These non-GAAP measures are intended to provide additional information on Horizon Pharma’s performance, operations, expenses, profitability and cash flows. Adjustments to Horizon Pharma's GAAP figures as well as EBITDA exclude acquisition and/or divestiture-related expenses, charges related to the discontinuation of ACTIMMUNE development for Friedreich’s ataxia, gain from divestiture, gain from sale of assets, an upfront fee for a license of a patent, litigation settlements, loss on debt extinguishment, costs of debt refinancing, drug manufacturing harmonization costs, restructuring and realignment costs, as well as non-cash items such as share-based compensation, depreciation and amortization, royalty accretion, non-cash interest expense, long-lived asset impairment charges, impacts of contingent royalty liability remeasurements and other non-cash adjustments. Certain other special items or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred. Horizon maintains an established non-GAAP cost policy that guides the determination of what costs will be excluded in non-GAAP measures. Horizon Pharma believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Horizon Pharma's financial and operating performance. The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of the Company’s historical and expected 2018 financial results and trends and to facilitate comparisons between periods and with respect to projected information. In addition, these non-GAAP financial measures are among the indicators Horizon Pharma's management uses for planning and forecasting purposes and measuring the Company's performance. For example, adjusted EBITDA is used by Horizon Pharma as one measure of management performance under certain incentive compensation arrangements. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies. Horizon Pharma has not provided a reconciliation of its full-year 2018 adjusted EBITDA outlook to an expected net income (loss) outlook because certain items such as acquisition/divestiture-related expenses and share-based compensation that are a component of net income (loss) cannot be reasonably projected due to the significant impact of changes in Horizon Pharma's stock price, the variability associated with the size or timing of acquisitions/divestitures and other factors. These components of net income (loss) could significantly impact Horizon Pharma’s actual net income (loss).

GAAP to Non-GAAP Reconciliation EBITDA and Adjusted EBITDA – Three and Nine Months Ended Sept. 30 ($ in thousands)

GAAP to Non-GAAP Reconciliation EBITDA and Adjusted EBITDA – Full-Years 2017 and 2016 ($ in thousands)

GAAP to Non-GAAP Reconciliation Operating Income ($ in thousands)

GAAP to Non-GAAP Reconciliation Net Debt ($ in thousands)